SECURITIES AND EXCHANGE COMMISSION

                                       Washington, D.C. 20549


                                              FORM 8-K

                                            CURRENT FORM


                               Pursuant to Section 13 or 15(d) of the

                                   Securities Exchange Act of 1934

                          Date of Report (Date of earliest event reported)

                                          February 7, 1996


                                          Ideon Group, Inc.
                         (Exact name of registrant as specified in charter).

         Delaware                  1-11465                9-3293212
(State or other jurisdiction      (Commission           (IRS Employer
 of incorporation)                 File Number)          Identification No.)


7596 Centurion Parkway, Jacksonville, Florida                32256
(Address of principal executive offices)                   (zip code)


                                   Registrant's telephone number,
                                 including area code: (904) 218-1800


                                                 N/A
              (Former name or former address, if changed since last report).

Item 5.           Other Events.

           Reference is made to Registrant's press release filed as an exhibit to this Form 8-K.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c) Exhibits.
                    (20) Press Release dated February 6, 1996.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     IDEON GROUP, INC.


                                By:       /s/ G. Thomas Frankland


                                Name:     G. Thomas Frankland
                                Title:    Vice Chairman and
                                          Chief Financial Officer



February 7, 1996

Contact: Bill Lackey                                 FOR IMMEDIATE RELEASE
                  (904) 218-1836                     Moved on Business Wire
                                                              February 6, 1996


                        IDEON ANNOUNCES KAHN RESIGNATION


         JACKSONVILLE, FL.--Ideon Group, Inc. (IQ:NYSE) announced today the appointment of Eugene Miller, one of its outside directors, as chairman of the board and chief executive officer replacing Paul G. Kahn.

         Mr. Miller has been serving as head of the company's Strategic Direction Committee which is studying strategic alternatives available to the company for enhancing shareholder value. On January 22, 1996, Ideon announced that it had retained Lazard, Freres & Co. as its financial advisors to assist the company in this process.


         Ideon Group, Inc. is a holding company that leverages information technology, targeted marketing and customer service through its operating units: SafeCard Services, Inc., Wright Express Corp. and National Leisure Group.



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